UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RELIANT ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice
Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on May 20, 2008
You are receiving notice that the proxy materials for Reliant Energy, Inc.’s 2008 Annual Meeting of Stockholders are available on the Internet. This is not a proxy card. Follow the instructions below to view the materials and vote online or request a copy of the materials by mail or e-mail.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy statement and annual report to stockholders are available at:
www.eproxyaccess.com/rri
If you have access to the Internet, you can view the proxy materials and vote online:

Step 1: Go to www.eproxyaccess.com/rri
Step 2: Enter your Control Number (on the reverse side of this notice)
Step 3: Click on the links to view our proxy materials
Step 4: Click the “Vote Your Shares” button to vote
The following materials are available at www.eproxyaccess.com/rri
•	Letter from Reliant’s President and Chief Executive Officer

•	Reliant’s 2008 Proxy Statement (including Notice of the 2008 Annual Meeting)

•	Reliant’s Annual Report on Form 10-K for the year ended December 31, 2007
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery.

You may request a paper or e-mail copy of the materials for this meeting or for all future meetings by: calling toll-free 1-888-216-1288, making a request online at www.eproxyaccess.com/rri or sending an e-mail to reliant@eproxyaccess.com. In each case, you will need your Control Number (on the reverse side of this notice). If requesting by e-mail, use your Control Number as the subject line and state whether you wish to receive a paper or e-mail copy and whether your request is for this meeting only or for all future meetings.

The Meeting will be held on Tuesday, May 20, 2008, beginning at 9:00 a.m., Central Time, at the Magnolia Hotel, 1100 Texas Avenue, Houston, Texas. Directions to attend the Meeting and vote in person are available on www.eproxyaccess.com/rri.

CONTROL NUMBER:

•	Elect nine directors to Reliant’s Board of Directors to serve until the next annual meeting of stockholders:

E. William Barnett	Mark M. Jacobs	Evan J. Silverstein
Donald J. Breeding	Steven L. Miller	Joel V. Staff
Kirbyjon H. Caldwell	Laree E. Perez	William L. Transier
•	Ratify the Audit Committee’s selection of KPMG LLP as Reliant’s independent auditors for fiscal year 2008.
Reliant’s Board of Directors recommends that you vote FOR each nominee for director and FOR ratification of KPMG’s appointment.